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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               April 18, 2005


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01   Other Events
            ------------

     The Bank of New York ("BNY") announced on April 18, 2005 that it has hired Mr. John M. Liftin as Vice Chairman and General Counsel and a member of its Senior Planning Committee. In addition, Mr. Liftin will be named Vice Chairman, General Counsel and Secretary of The Bank of New York Company, Inc. ("BNY Co."). The Press Release announcing Mr. Liftin's hiring is attached.

     Mr. Liftin has entered into an agreement with BNY providing for a starting salary of $550,000 and a minimum cash bonus of $1,000,000 for each of 2005 and 2006. The agreement provides for an award of restricted shares with a grant date value of $825,000 and a stock option award on 100,000 shares. These awards will be made in the first quarter of 2006. BNY Co. also intends to award Mr. Liftin additional restricted shares in the near future having a grant date value approximately equivalent to the value of the equity awards he forfeited upon leaving his previous employer. For two years Mr. Liftin will also be eligible to receive severance payments under certain circumstances.

     Mr. Liftin will be entering into a change of control agreement with BNY Co. in the near future.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(c)  Exhibit        Description
     -------        -----------
       99           Press release dated April 18, 2005 announcing the
                    hiring of Mr. John M. Liftin as the Vice Chairman,
                    General Counsel and Secretary of The Bank of
                    New York Company, Inc.



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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 18, 2005

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Bruce W. Van Saun
                                            ----------------------------------
                                       Name:   Bruce W. Van Saun
                                       Title:  Senior Executive Vice President
                                                 and Chief Financial Officer